Exhibit 99.1

PTC518 Huntington’s Disease Program Update September 23, 2021

Forward Looking Statements: This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this release, other than statements of historic fact, are forward-looking statements, including statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data and other matters; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; the enrollment, conduct, and results of PTC518 clinical studies for HD; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful. The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law. 2

Small Molecule Splicing Modulation Platform

Identify Splice Site targets → **Identification of splicing compound** → **Preclinical Pipeline** → **Clinical Target Pipeline** → **Approved Drug**



U1 snRNA
Sm
GUCCAUUCAUA cap 5'
Exon 1
CAGGUAAGU

5' Splice Site



3' Splice Site



HTrnaSeq



HTSpliceoseq



Nanostring Plex Screen

Spinal Muscular Atrophy - *SMN* → Approved Drug: Evrysdi® risdiplam

Huntington's Disease *HTT* → Clinical Target Pipeline

Familial Dysautonomia *IKBKAP*

MAPT-Tauopathies → Preclinical Pipeline

ATXN3-SCA3 → Preclinical Pipeline

Undisclosed target 1 → Preclinical Pipeline

Undisclosed target 2 → Preclinical Pipeline

Undisclosed target 3 → Preclinical Pipeline

Undisclosed target 4 → Preclinical Pipeline

Undisclosed target 5 → Preclinical Pipeline

3

PTC THERAPEUTICS

Evrysdi™ (risdiplam) Roadmap to Success 4 Highly selective Orally bioavailable and penetrates blood brain barrier Broad tissue distribution in animal models Defined blood to brain exposure ratio Proof of splicing mechanism demonstrated in P1 HV Evrysdi™ clinical benefit established

PTC518 Huntington’s Disease Program Update Agenda 5 Huntington’s Disease Program PTC518 Phase 2 Study Design Splicing and Huntington’s Disease PTC518 Phase 1 Study Results

Huntington’s Disease Is a Debilitating Neurodegenerative Disorder with No Available Disease Modifying Treatments Huntington’s Disease • Caused by a monogenic defect; autosomal dominant inheritance • Leads to movement, psychiatric and cognitive disorders • 135,000 patients worldwide Current Treatments • No approved disease modifying therapies

HD Is a Monogenic Gain of Function Disorder and Lowering HTT Targets The Root Cause of Pathogenesis Modified from Tabrizi,S. Cell.2019. 7 Toxic gain of function mutation Expansion of CAG repeat in huntingtin (HTT) gene Huntington’s disease Whole brain atrophy HTT protein aggregates Therapeutic approach: Make less HTT NUCLEUS CYTOSOL HTT DNA HTT mRNA HTT pre-mRNA Transcription Splicing Nuclear export Translation mHTT protein

Multiple models demonstrate partial reduction of wild type HTT is well tolerated HTT reduction correlates with clinical benefit Modified from Tabrizi,S. Cell.2019. 8 Toxic gain of function mutation Expansion of CAG repeat in huntingtin (HTT) gene Huntington’s disease Whole brain atrophy HTT protein aggregates Therapeutic approach: Make less HTT HD Is a Monogenic Gain of Function Disorder and Lowering HTT Targets The Root Cause of Pathogenesis

Identification of a Novel Splicing Mechanism that Leads to Degradation of Mutant HTT mRNA

No compound

Pseudoexon is not spliced in;
full length HTT protein is produced

With PTC518

Pseudoexon is spliced in;
Nonsense mutation leads
to mRNA degradation



Exon 49
Exon 50
3'ss
5'ss
Exon 49
psiExon
Exon 50
STOP
Exon 49
psiExon
Exon 50

Nonsense-mediated *HTT* mRNA decay

9

Characteristics of PTC518 Were Demonstrated in Preclinical Studies 10 Orally bioavailable and penetrates blood brain barrier Reduces HTT mRNA and protein in the CNS and periphery Reversible and titratable Uniform lowering in key regions of the brain Not effluxed Highly selective

PTC518 Phase 1 Healthy Volunteer Study

The PTC518 Phase 1 Trial Was a 4-Part Study 12 Phase 1 trial in healthy volunteers Multiple ascending dose longer duration: HTT mRNA splicing & protein lowering CSF sampling: Evaluate pharmacokinetics of PTC518 in the CSF Compare drug levels in CSF with plasma compartment Food effect: Evaluate the effects of food on PTC518 pharmacokinetics Preliminary Results: Single and multiple ascending dose: Evaluate safety & tolerability; HTT mRNA splicing

Data on file PTC518- CNS- 001- HD 13 Proof of Mechanism of PTC518 Was Confirmed By Dose- Dependent HTT mRNA Splicing in Healthy Volunteers • Whole blood HTT splicing in humans • Doses evaluated = 15 mg and 30 mg • Time – Day 14; multiple doses; splicing evaluated 6h post dose on day 14 MAD Study Placebo PTC518_15 m g PTC518_30 m g 0 20 40 60 80 100 120 % o f b a s e l i n e H T T R N A • Whole blood HTT splicing in humans • Doses evaluated = 5mg, 15mg, 45 mg, 90 mg, and 135 mg • Time – one day; single dose; splicing evaluated 24h post dose SAD Study Placebo PTC518_45 m g PTC518_90 m g PTC518_135 m g 0 20 40 60 80 100 120 % o f b a s e l i n e H T T R N A

MAD showed long drug half-life with maintenance of splicing up to 72 hours following last dose Dose-dependent splicing of HTT mRNA Predictable pharmacology Well tolerated Phase 1 SAD & MAD Interim Results Showed That PTC518 Reduced HTT mRNA in a Dose-Dependent Manner 14

Decay Rates Can Be Modeled To Predict Drug-Dependent Decrease in mRNA and Protein Concentration Over Time 15 time concentration 1 Initial steady state: 100% HTT mRNA & protein 4 New steady state reached: 50% HTT mRNA & protein 3 50% HTT protein produced: HTT protein T½ is longer than T½ HTT mRNA 2 Add splicing drug [PTC518]: target dose where 50% of new mRNA will contain STOP-exon 50% HTT mRNA + 50% STOP-exon (degraded)

PTC518 Is Predicted to Achieve Equivalent HTT mRNA and Protein Reduction at Steady-State 16 0 2 4 6 8 10 12 14 16 18 20 22 0 20 40 60 80 100 HTT mRNA abundance Steady state lowering should reach within 1 week Days % o f b a s e l i n e H T T R N A 0 7 14 21 28 35 42 0 20 40 60 80 100 HTT protein abundance Steady state lowering should take ≥6 weeks Days % o f b a s e l i n e H T T P r o t e i n Data on file

0 7 14 21 28 35 42 0 20 40 60 80 100 HTT protein abundance Steady state lowering should take ≥6 weeks Days % o f b a s e l i n e H T T P r o t e i n PTC518 Simulation PTC518 Is Predicted to Achieve Equivalent HTT mRNA and Protein Reduction at Steady-State Data on file 17 0 2 4 6 8 10 12 14 16 18 20 22 0 20 40 60 80 100 HTT mRNA abundance Steady state lowering reached within 1 week Days % o f b a s e l i n e H T T R N A PTC518 Simulation

The PTC518 Phase 1 Trial Was a 4-Part Study 18 Phase 1 trial in healthy volunteers Multiple ascending dose longer duration: HTT mRNA splicing & protein lowering CSF sampling: Evaluate pharmacokinetics of PTC518 in the CSF Compare drug levels in CSF with plasma compartment Food effect: Evaluate the effects of food on PTC518 pharmacokinetics Preliminary Results: Single and multiple ascending dose: Evaluate safety & tolerability; HTT mRNA splicing

PTC518 Crosses the Blood Brain Barrier in Non-Human Primates and Humans Data on file 19 1.0 1.5 2.0 2.5 2 4 6 8 10 Human plasma-CSF correlation Free drug plasma concentration (ng/mL) C S F ( n g / m L ) 0 5 10 15 20 25 0 5 10 15 20 25 Monkey plasma-CSF correlation Free drug plasma concentration (ng/mL) C S F ( n g / m L )

The PTC518 Phase 1 Trial Was a 4-Part Study 20 Phase 1 trial in healthy volunteers Multiple ascending dose longer duration: HTT mRNA splicing & protein lowering CSF sampling: Evaluate pharmacokinetics of PTC518 in the CSF Compare drug levels in CSF with plasma compartment Food effect: Evaluate the effects of food on PTC518 pharmacokinetics Preliminary Results: Single and multiple ascending dose: Evaluate safety & tolerability; HTT mRNA splicing

The PTC518 Phase 1 Trial Was a 4-Part Study 21 Phase 1 trial in healthy volunteers Multiple ascending dose longer duration: HTT mRNA splicing & protein lowering CSF sampling: Evaluate pharmacokinetics of PTC518 in the CSF Compare drug levels in CSF with plasma compartment Food effect: Evaluate the effects of food on PTC518 pharmacokinetics Preliminary Results: Single and multiple ascending dose: Evaluate safety & tolerability; HTT mRNA splicing

PTC518 levels in the CSF are equal to or greater than levels observed in blood Dose-dependent reduction of HTT mRNA and Protein Phase 1 Results Showed That PTC518 Reduced HTT mRNA and Protein in a Dose-Dependent Manner and Passed the Blood Brain Barrier 22 Predictable pharmacology Well tolerated

Results Confirm Exposure of PTC518 Can Lead to Clinically Meaningful HTT Reduction mRNA and Protein 23 What is the Dose? What is the Exposure? What is the Level of HTT Reduction? Demonstrate Clinical Benefit

PTC518 Phase 2 Study Design

Phase 2 study objectives 25 Demonstrate safety, tolerability and pharmacology of PTC518 and HTT mRNA and protein reduction in HD patients Demonstrate PTC518 effect on blood based, CSF-based and radiographic biomarkers of Huntington’s disease to support potential accelerated approval

Strategies For Potential FDA Approval 26 Sub Part H Part D Biomarker Path Clinical Data Path

27 PTC518 Phase 2 Study – PIVOT HD Planned Study Design 12 weeks 1 year Open Label Extension • Double blind, multiple dose, 12-week placebo- controlled study with a long-term open label extension • Global clinical trial • N~100-150 patients • Trial to initiate by YE2021 Placebo Dose Level 1 Dose Level 2 Dose Level 1 Dose Level 2 Randomized to PTC518 Alternative Dose Level R R

PIVOT HD Endpoint Strategy 28 • Safety and tolerability of PTC518 in Huntington’s disease patients • Percent reduction in HTT mRNA and protein in blood Primary endpoints • Percent reduction in HTT protein in CSF • Changes in neurofilament light chain (NfL) in plasma and CSF • Change in caudate, putamenal, ventricular volume on volumetric MRI imaging Biomarker endpoints • Changes in clinical scales of motor and cognitive function Clinical endpoints

Identifying Optimal Clinical Trial Population Finding the Goldilocks Population 29 • Use natural history to analyze markers of disease progression • Identify best indicators of earlier stage/modifiable disease • Determine target patient population • Select endpoints to capture meaningful clinical benefit

30 Optimal Endpoints Vary by Disease Stage Percentile of measurement relative to controls TFC Stage 1 0 50 100 5 SDMT TMS Stage 3 Stage 2 Schematic adapted from Natural History Analyses Brain Volume Target Population Too Advanced

31 PIVOT HD Inclusion Criteria Age 25 years and older Ambulatory CAG repeat 42-50 inclusive Specific clinical and radiographic parameters o Brain volumetric MRI values o Total motor score (TMS) o Cognitive score o Prognostic index of Huntington’s disease (PINHD)

32 Summary Phase 1 completed with achievement of all study objectives including protein reduction and projected CSF exposure Phase 2 trial to be initiated by YE 2021 • Multiple dose placebo-controlled trial of PTC518 in HD patients • Study designed to capture biomarker effects that could potentially support accelerated approval • Inclusion criteria optimized based on extensive natural history data analyses

Questions